UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-08167

Exact name of registrant as specified in charter:	Dryden Small-Cap Core Equity Fund, Inc.

Address of principal executive offices:	Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102

Name and address of agent for service:	William V. Healey Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102

Registrant’s telephone number, including area code:	973-802-2991

Date of fiscal year end:	10/31/2004

Date of reporting period:	10/31/2004

Item 1 – Reports to Stockholders – [ INSERT REPORT ]

Dryden Small-Cap Core Equity Fund, Inc.

OCTOBER 31, 2004	ANNUAL REPORT

FUND TYPE

Small-capitalization stock

OBJECTIVE

Long-term capital appreciation

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden is a registered trademark of The Prudential Insurance Company of America.

Dear Shareholder,

December 15, 2004

We hope that you find the annual report for the Dryden Small-Cap Core Equity Fund informative and useful. As a JennisonDryden mutual fund shareholder, you may be thinking where you can find additional growth opportunities. You could invest in last year’s top-performing asset class and hope that history repeats itself or you could stay in cash while waiting for the “right moment” to invest.

We believe it is wise to take advantage of developing domestic and global investment opportunities through a diversified portfolio of stock and bond mutual funds. A diversified asset allocation offers two advantages. It helps you manage downside risk by not being overly exposed to any particular asset class, plus it gives you a better opportunity of having at least some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds that cover all the basic asset classes and is reflective of your personal investor profile and tolerance for risk.

JennisonDryden mutual funds give you a wide range of choices that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of three leading asset managers. They are recognized and respected in the institutional market and by discerning investors for excellence in their respective strategies. JennisonDryden equity funds are advised by Jennison Associates LLC and/or Quantitative Management Associates LLC (QMA). Prudential Investment Management, Inc. (PIM) advises the JennisonDryden fixed income and money market funds. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies.

Thank you for choosing JennisonDryden mutual funds.

Sincerely,

Judy A. Rice, President

Dryden Small-Cap Core Equity Fund, Inc.

Dryden Small-Cap Core Equity Fund, Inc.	1

Your Fund’s Performance

Fund objective

The investment objective of the Dryden Small-Cap Core Equity Fund, Inc. (the Fund) is long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares).

Cumulative Total Returns[1] as of 10/31/04
	One Year	Five Years	Since Inception[2]
Class A	16.77%	76.36%	47.90%
Class B	15.87	69.74	40.18
Class C	15.87	69.74	40.18
Class Z	17.01	78.41	50.38
S&P SmallCap 600 Index[3]	16.78	75.92	75.31
Lipper Small-Cap Core Funds Avg.[4]	12.93	71.51	64.71

Average Annual Total Returns[1] as of 9/30/04
	One Year	Five Years	Since Inception[2]
Class A	19.06%	10.53%	4.77%
Class B	19.95	10.79	4.82
Class B—Return After Taxes on Distribution	19.95	10.79	4.73
Class B—Return After Taxes on Distribution and Sale of Fund Shares	12.97	8.96	3.90
Class C	23.95	10.93	4.82
Class Z	26.23	12.04	5.88
S&P SmallCap 600 Index[3]	24.58	11.49	8.17
Lipper Small-Cap Core Funds Avg.[4]	20.52	10.58	6.96

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 5.50%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1% respectively. Class Z shares are not subject to a sales charge.

2	Visit our website at www.jennisondryden.com

1Source: Prudential Investments LLC and Lipper Inc. The average annual total returns take into account applicable sales charges. During certain periods shown, fee waivers and/or expense reimbursements were in effect. Without such fee waivers and expense reimbursements, the returns for the classes would have been lower. Class A, Class B, and Class C shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, and 1.00% respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

2Inception date: 11/10/97.

3The Standard & Poor’s SmallCap 600 Index (S&P SmallCap 600 Index) is an unmanaged, capital-weighted index of 600 smaller-company U.S. common stocks that cover all industry sectors. It gives a broad look at how small-cap stock prices in the United States have performed.

4The Lipper Small-Cap Core Funds Average (Lipper Average) represents returns based on an average return of all funds in the Lipper Small-Cap Core Funds category for the periods noted. Funds in the Lipper Average invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap core funds have wide latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P SmallCap 600 Index.

Investors cannot invest directly in an index. The returns for the S&P SmallCap 600 Index and the Lipper Average would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the S&P SmallCap 600 Index and the Lipper Average are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

Five Largest Holdings expressed as a percentage of net assets as of 10/31/04
NVR Inc., Household Durables	1.2%
Unit Corp., Oil & Gas	1.0
UCBH holdings, Corp., Banking	1.0
Standard Pacific Corp., Household Durables	1.0
Oshkosh Truck Corp., Auto & Truck	1.0

Holdings are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 10/31/04
Banking	6.9%
Commercial Services & Supplies	5.8
Healthcare Equipment & Supplies	5.4
Oil & Gas	4.5
Financial Services	4.1

Industry weightings are subject to change.

Dryden Small-Cap Core Equity Fund, Inc.	3

Investment Adviser’s Report

Prudential Investment Management, Inc.

During this fiscal year, the Fund’s Class A shares performed in line with the S&P 600 Index. It was a difficult year for many investment managers, however, and the Fund’s return was substantially higher than the Lipper Small-Cap Core Funds Average, a measure of comparable funds’ performance.

The Fund is actively managed. We invest in both rapidly growing and slowly growing companies. Doing this limits our exposure to any particular style of investing and reduces the Fund’s volatility relative to the S&P 600 Index. We emphasize attractive valuation for slowly growing stocks and invest more heavily in stocks that are cheaply priced relative to earnings prospects and book value. That approach worked quite well over the past year as value-type strategies performed strongly in the market overall. Our strongest investment performance came from good stock picks within the slow-growing segment of the market. In particular, picks such as New Century Financial and Aztar, which advanced 51% and 48% respectively, performed strongly. Both of these stocks were slow growers with attractive valuations.

When selecting the stocks of more rapidly growing companies, however, we place a much heavier emphasis on signals about their future growth prospects. We call these signals “news.” For example, upward revisions in the earnings forecasts of Wall Street analysts characterize many good news situations. Although emphasizing such stocks has worked well in the past, it does not always work, and last year our picks among rapidly growing stocks tended to lag their S&P 600 counterparts. This was evident by our holdings in Photon Dynamics, which declined 24%, and Ultratech, which declined 46%. (Neither was in the portfolio at period-end.) Small-capitalization growth stocks in general fared poorly over the year and, fortunately, we tended to favor other segments of the market as our models identified better investment opportunities among cheaper, more slowly growing stocks.

The Portfolio of Investments following this report shows the size of the Fund’s positions at period-end.

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Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on May 1, 2004, at the beginning of the period, and held through the six-month period ended October 31, 2004.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period. The Fund may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table. These fees apply to Individual Retirement Accounts (IRAs), 403(b) accounts, and Section 529 plan accounts. As of the close of the six months covered by the table, IRA fees included a setup fee of $5, a maintenance fee of up to $36 annually ($18 for the six-month period), and a termination fee of $10. 403(b) accounts and Section 529 plan accounts are each charged an annual $25 fiduciary maintenance fee ($12.50 for the six-month period). Some of the fees vary in amount, or are waived, based on your total account balance or the number of JennisonDryden or Strategic Partners funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The Fund may charge additional fees to holders of certain accounts that are not included

Dryden Small-Cap Core Equity Fund, Inc.	5

in the expenses shown in the table. These fees apply to Individual Retirement Accounts (IRAs), 403(b) accounts, and Section 529 plan accounts. As of the close of the six months covered by the table, IRA fees included a setup fee of $5, a maintenance fee of up to $36 annually ($18 for the six-month period), and a termination fee of $10. 403(b) accounts and Section 529 plan accounts are each charged an annual $25 fiduciary maintenance fee ($12.50 for the six-month period). Some of the fees vary in amount, or are waived, based on your total account balance or the number of JennisonDryden or Strategic Partners funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as such additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Dryden Small-Cap Core Equity Fund, Inc.		Beginning Account Value May 1, 2004	Ending Account Value October 31, 2004	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class A	Actual	$1,000	$1,091	1.29%	$6.78
	Hypothetical	$1,000	$1,019	1.29%	$6.55

Class B	Actual	$1,000	$1,087	2.04%	$10.70
	Hypothetical	$1,000	$1,015	2.04%	$10.33

Class C	Actual	$1,000	$1,087	2.04%	$10.70
	Hypothetical	$1,000	$1,015	2.04%	$10.33

Class Z	Actual	$1,000	$1,093	1.04%	$5.47
	Hypothetical	$1,000	$1,020	1.04%	$5.28

* Fund expenses for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2004, and divided by the 366 days in the year ended October 31, 2004 (to reflect the six-month period).

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Portfolio of Investments

as of October 31, 2004

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 97.3%
COMMON STOCKS 97.2%
CONSUMER DISCRETIONARY 19.8%

Auto & Truck 2.5%
1,100	Coachmen Industries, Inc.	$15,917
2,400	Group 1 Automotive, Inc.(a)	67,896
22,700	Monaco Coach Corp.	402,925
1,400	Noble Intl. Ltd.	26,362
16,200	Oshkosh Truck Corp.(b)	954,180
4,600	Swift Transportation Co., Inc.(a)(b)	86,940
1,400	TBC Corp.(a)	31,122
1,800	Thor Industries, Inc.	50,058
19,000	Wabash National Corp.(a)	467,020
12,000	Winnebago Industries, Inc.(b)	376,800

		2,479,220

Distributors 0.7%
11,400	Applied Industrial Technologies, Inc.	424,080
1,500	Brightpoint, Inc.(a)	22,785
1,500	Handleman Co.	32,265
3,000	Performance Food Group, Co.(a)	69,780
1,800	ScanSource, Inc.(a)	111,474
1,700	Thomas Nelson, Inc.	37,638

		698,022

Hotels, Restaurants & Leisure 3.7%
12,900	Argosy Gaming Co.(a)(b)	510,711
10,100	Aztar Corp.(a)	312,595
23,000	CEC Entertainment, Inc.(b)	874,460
5,900	IHOP Corp.(b)	225,970
18,800	Jack in the Box, Inc.(a)(b)	627,356
19,900	Landry’s Restaurants, Inc.(b)	538,892
6,500	Papa John’s International, Inc.(a)	209,820
19,400	Ryan’s Restaurant Group, Inc.(a)	271,406
1,800	The Steak n Shake Co.(a)	29,664

		3,600,874

Household Durables 3.7%
5,300	Bassett Furniture Industries, Inc.	98,050
7,200	Department 56, Inc.(a)	108,648

See Notes to Financial Statements.

Dryden Small-Cap Core Equity Fund, Inc.	7

Portfolio of Investments

as of October 31, 2004 Cont’d.

Shares	Description	Value (Note 1)

15,500	La-Z-Boy, Inc.(b)	$204,445
9,008	M.D.C. Holdings, Inc.	691,364
1,800	NVR, Inc.(a)(b)	1,128,600
17,000	Standard Pacific Corp.(b)	954,550
5,500	Toro Co.	375,375

		3,561,032

Leisure Equipment & Products 3.1%
5,400	Arctic Cat, Inc.	135,594
22,400	Electronics Boutique Holdings Corp.(a)(b)	764,736
11,700	K2, Inc.(a)	189,774
7,400	Movie Gallery, Inc.	119,732
8,600	Polaris Industries, Inc.	510,410
29,830	SCP Pool Corp.	870,738
10,000	Shuffle Master, Inc.(a)(b)	420,900

		3,011,884

Media 0.3%
9,300	ADVO, Inc.	297,135

Multiline Retail 1.0%
16,500	ShopKo Stores, Inc.(a)	284,460
5,100	Stein Mart, Inc.(a)	84,762
13,800	Urban Outfitters, Inc.(a)	565,800

		935,022

Specialty Retail 2.7%
7,700	Building Material Holdings Corp.	222,530
6,000	Burlington Coat Factory Warehouse Corp.	132,420
9,400	Cato Corp. (Class A)	215,824
7,400	Christopher & Banks Corp.	120,250
12,200	Dress Barn, Inc.(a)	195,566
1,300	Genesco, Inc.(a)	33,280
11,200	Hot Topic, Inc.(a)(b)	230,272
12,500	J.Jill Group, Inc.(a)	219,750
6,900	JAKKS Pacific, Inc.(a)	108,744
1,910	Jo-Ann Stores, Inc.(a)	47,100
4,800	Linens ‘ n Things, Inc.(a)(b)	115,584
25,950	Pacific Sunwear of California, Inc.(a)	608,268
7,900	The Men’s Wearhouse, Inc.(a)	245,532
1,900	The Yankee Candle Co., Inc.(a)	52,630
5,100	Too, Inc.(a)	112,302
600	Zale Corp.(a)	17,112

		2,677,164

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

Textiles, Apparel & Luxury Goods 2.1%
1,100	Angelica Corp.	$26,400
18,100	Brown Shoe Co., Inc.	494,130
12,700	Kellwood Co.(b)	399,542
2,500	Oxford Industries, Inc.	92,725
20,800	Quiksilver, Inc.(a)(b)	566,800
15,000	Russell Corp.	259,350
6,800	Wolverine World Wide, Inc.	206,992

		2,045,939
CONSUMER STAPLES 2.3%

Food & Drug Retailing 0.2%
100	Casey’s General Stores, Inc.	1,780
1,900	Great Atlantic & Pacific Tea Co., Inc.(a)	12,350
4,400	Nash-Finch Co.	135,784

		149,914

Food Products 1.9%
6,500	Corn Products International, Inc.	319,800
16,050	Flowers-Foods, Inc.	407,028
2,100	J & J Snack Foods Corp.(a)	92,883
2,900	Pilgrim’s Pride Corp.	78,416
14,900	Ralcorp Holdings, Inc.	547,575
13,800	Sanderson Farms, Inc.(b)	448,362

		1,894,064

Household Products 0.2%
6,900	WD-40 Co.	195,028
ENERGY 5.6%

Energy Equipment Services 1.1%
4,700	Cal Dive International, Inc.(a)	166,427
4,900	Cimarex Energy Co.(a)	175,812
3,400	Hydril(a)	149,566
15,100	Oceaneering International, Inc.(a)	536,805
3,700	Veritas DGC, Inc.(a)	78,070

		1,106,680

Oil & Gas 4.5%
2,900	Atwood Oceanics, Inc.(a)	139,055
8,400	CARBO Ceramics, Inc.	606,900

See Notes to Financial Statements.

Dryden Small-Cap Core Equity Fund, Inc.	9

Portfolio of Investments

as of October 31, 2004 Cont’d.

Shares	Description	Value (Note 1)

1,000	Frontier Oil Corp.	$24,580
1,200	Lone Star Technologies, Inc.(a)	31,680
13,700	Maverick Tube Corp.(a)	361,269
9,800	Newfield Exploration Co.(a)	570,360
13,962	Patina Oil & Gas Corp.	399,313
11,700	Stone Energy Corp.(a)(b)	481,689
16,300	Swift Energy Co.(a)	395,275
26,200	Unit Corp.(a)(b)	971,758
7,600	Vintage Petroleum, Inc.(b)	159,600
10,000	W-H Energy Services, Inc.(a)	203,500

		4,344,979
FINANCIAL 14.6%

Banking 6.9%
1,000	Accredited Home Lenders Holding Co.(a)	36,080
1,300	BankAtlantic Bancorp, Inc. (Class A)	22,737
900	BankUnited Financial Corp.(a)	26,775
15,100	CharterMac	349,716
15,800	Commercial Federal Corp.	439,398
6,500	Community First Bankshares, Inc.	209,430
27,450	Dime Community Bancshares, Inc.	440,847
2,800	East West Bancorp, Inc.(b)	112,112
10,600	First BanCorp.	578,018
10,450	First Midwest Bancorp, Inc.	364,809
2,700	First Republic Bank	130,140
6,000	Flagstar Bancorp, Inc.(b)	125,340
8,800	Hudson United Bancorp	350,240
4,900	MAF Bancorp, Inc.	210,063
15,300	NewAlliance Bancshares, Inc.	212,364
13,000	PrivateBankcorp, Inc.	420,550
11,390	Provident Bankshares Corp.	395,575
19,120	Republic Bancorp, Inc.	319,495
1,000	Susquehanna Bancshares, Inc.	24,870
10,000	The South Financial Group, Inc.	300,200
7,000	Thornburg Mortgage, Corp.(b)	199,990
22,200	UCBH Holdings, Inc.(b)	956,598
5,400	Umpqua Holdings Corp.	134,352
7,000	United Bankshares, Inc.	256,690
2,950	Whitney Holding Corp.	128,650

		6,745,039

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

Financial Services 4.1%
2,300	A.G. Edwards, Inc.(b)	83,398
7,800	CapitalSource, Inc.(a)(b)	174,720
8,700	Downey Financial Corp.	480,762
2,600	Financial Federal Corp.(a)	97,006
10,300	FirstFed Financial Corp.(a)	529,420
14,700	Investment Technology Group, Inc.(a)(b)	226,380
15,000	Irwin Financial Corp.	373,950
16,550	New Century Financial Corp.(b)	912,732
3,900	Piper Jaffray Cos., Inc.(a)	170,547
9,233	SWS Group, Inc.	177,274
12,300	Wintrust Financial Corp.	701,100
4,800	World Acceptance Corp.(a)	112,320

		4,039,609

Insurance 2.1%
1,600	American Financial Group, Inc.(b)	47,360
3,600	Delphi Financial Group, Inc. (Class A)	147,132
1,300	Infinity Prpty. & Casualty Corp.	40,404
16,400	LandAmerica Financial Group, Inc.(b)	802,780
500	Philadelphia Consolidated Holding Corp.(a)	28,990
10,200	Presidential Life Corp.	162,996
6,400	Selective Insurance Group, Inc.	250,112
11,500	Stewart Information Services Corp.	487,830
2,200	Zenith Nat’l Insurance Corp.	90,354

		2,057,958

Real Estate Investment Trusts 1.5%
1,400	Arbor Realty Trust, Inc.	29,260
2,200	Ashford Hospitality Trust	21,318
5,900	Associated Estates Reality Corp.	56,109
5,400	Boykin Lodging Co.(a)	45,360
1,200	Capital Automotive REIT	38,712
9,500	Colonial Properties Trust	370,310
3,700	Cornerstone Reality Income Trust, Inc.	36,334
1,100	Entertainment Properties Trust	43,890
15,500	Glenborough Realty Trust, Inc.	325,500
2,100	Highwoods Properties, Inc.	52,101
9,900	Kilroy Realty Corp.	393,525
800	Sizeler Property Investors, Inc.	7,760

		1,420,179

See Notes to Financial Statements.

Dryden Small-Cap Core Equity Fund, Inc.	11

Portfolio of Investments

as of October 31, 2004 Cont’d.

Shares	Description	Value (Note 1)

HEALTHCARE 11.4%

Biotechnology 1.9%
17,200	IDEXX Laboratories, Inc.(a)	$857,248
3,100	PDI, Inc.(a)	88,691
20,200	Regeneron Pharmaceuticals, Inc.(a)	146,854
18,300	Techne Corp.(a)	659,166
2,900	United Therapeutics Corp.(a)(b)	90,654

		1,842,613

Healthcare Equipment & Supplies 5.4%
14,800	Advanced Medical Optics, Inc.(a)(b)	578,680
10,300	American Medical Systems Holdings, Inc.(a)	382,130
900	Biosite, Inc.(a)(b)	43,929
7,400	Cooper Cos., Inc.(b)	520,590
500	Datascope Corp.	16,230
2,500	DJ Orthopedics, Inc.(a)	42,625
1,400	Edwards Lifesciences Corp.(a)	47,852
2,900	Hologic, Inc.(a)	58,232
13,100	Invacare Corp.(b)	604,958
7,000	Kensey Nash Corp.(a)(b)	200,200
13,500	Mentor Corp.(b)	469,800
5,200	Molecular Devices Corp.(a)	104,078
900	Osteotech, Inc.(a)	4,077
4,900	PolyMedica Corp.	171,500
7,500	Possis Medical, Inc.(a)	83,100
10,600	Respironics, Inc.(a)	541,554
12,900	Sola International, Inc.(a)	247,422
25,200	Sybron Dental Specialties, Inc.(a)	820,764
4,600	USANA Health Sciences, Inc.(a)(b)	137,218
3,100	Viasys Healthcare, Inc.(a)	52,979
5,800	Vital Signs, Inc.	200,825

		5,328,743

Healthcare Providers & Services 3.5%
800	America Service Group, Inc.(a)	28,616
1,400	American Healthways, Inc.(a)(b)	42,252
2,700	AMERIGROUP Corp.(a)	162,000
6,400	AmSurg Corp.(a)	149,696
4,700	CONMED Corp.(a)(b)	131,929
10,100	Gentiva Health Svcs., Inc.(a)	171,346
2,500	Healthcare Services Group, Inc.	46,325
3,800	Owens & Minor, Inc.	99,522

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

10,800	PAREXEL International Corp.(a)	$207,900
2,400	Pediatrix Medical Group, Inc.(a)	135,000
9,500	RehabCare Group, Inc.(a)	218,120
5,700	Renal Care Group, Inc.(a)	179,892
16,700	Sierra Health Services, Inc.(a)(b)	796,924
8,200	Sunrise Senior Living, Inc.(a)(b)	312,502
20,400	United Surgical Partners International, Inc.(a)	714,204

		3,396,228

Pharmaceuticals 0.6%
15,900	Bradley Pharmaceuticals, Inc.(a)(b)	263,304
2,300	Cephalon, Inc.(a)(b)	109,641
8,100	First Horizon Pharmaceutical Corp.(a)(b)	199,098
1,200	Pharmion Corp.(a)(b)	55,140

		627,183
INDUSTRIALS 19.8%

Aerospace/Defense 2.3%
2,137	Alliant Techsystems, Inc.(a)(b)	122,856
15,900	Armor Holdings, Inc.(a)(b)	588,618
5,200	BE Aerospace, Inc.(a)	44,616
1,500	Cubic Corp.	33,000
6,600	Curtiss-Wright Corp.	368,346
17,000	DRS Technologies, Inc.(a)	615,740
5,300	Kaman Corp. (Class A)	58,300
3,500	Mercury Computer Systems, Inc.(a)(b)	88,393
1,300	Moog, Inc. (Class A)(a)	48,789
7,600	Taser International, Inc.(a)(b)	310,840

		2,279,498

Building Products 2.7%
6,300	ElkCorp	177,345
10,750	Florida Rock Industries, Inc.	555,237
19,390	Griffon Corp.(a)	431,428
1,000	Hughes Supply, Inc.	28,410
27,000	Lennox International, Inc.(b)	390,420
1,000	Louisiana-Pacific Corp.(b)	24,510
1,200	Meritage Corp.(a)	106,440
2,800	Simpson Manufacturing Co., Inc.	179,984
11,000	Universal Forest Products, Inc.	403,425
11,400	Watsco, Inc.	324,444

		2,621,643

See Notes to Financial Statements.

Dryden Small-Cap Core Equity Fund, Inc.	13

Portfolio of Investments

as of October 31, 2004 Cont’d.

Shares	Description	Value (Note 1)

Commercial Services & Supplies 5.8%
15,900	ABM Industries, Inc.	$329,925
25,600	Administaff, Inc.(a)(b)	293,120
1,400	Banta Corp.	56,952
6,700	Bowne & Co., Inc.	83,281
7,400	Cash America International, Inc.(a)	187,220
15,400	Checkpoint Systems, Inc.(a)	263,340
1,100	Chemed Corp.	66,495
1,200	Coinstar, Inc.(a)	30,996
4,800	Consolidated Graphics, Inc.(a)	204,960
6,400	Convergys Corp.(a)	83,264
22,200	eFunds Corp.(a)	437,118
12,300	FactSet Research Systems, Inc.(b)	613,032
1,500	G & K Services, Inc. (Class A)	58,935
7,400	Global Payments, Inc.(b)	405,224
15,200	John H. Harland Co.	489,896
2,700	MAXIMUS, Inc.(a)	73,386
9,000	MemberWorks, Inc.(a)(b)	268,200
3,100	Mobile Mini, Inc.(a)	87,916
10,300	Mueller Industries, Inc.	274,598
2,950	Myers Industries, Inc.	31,359
20,400	Pegasus Solutions, Inc.(a)	212,364
8,100	Pre-Paid Legal Services, Inc.(a)(b)	225,909
11,800	SOURCECORP, Inc.(a)	198,004
2,100	StarTek, Inc.	58,065
700	The Middleby Corp.(a)	34,320
10,100	United Stationers, Inc.(a)	449,450
500	URS Corp.(a)(b)	13,800
2,500	Volt Information Sciences, Inc.(a)	72,625

		5,603,754

Construction & Engineering
1,200	Shaw Group, Inc.(a)(b)	14,628

Diversified Manufacturing Operations
17,200	MascoTech, Inc.(a)	0

Electrical Equipment 1.7%
14,450	A.O. Smith Corp.	383,503
9,800	Acuity Brands, Inc.	259,994
4,500	Brady Corp. (Class A)	244,035
700	Littelfuse, Inc.(a)	22,834
14,600	Paxar Corp.(a)(b)	321,930

See Notes to Financial Statements.

14	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

13,900	Vicor Corp.	$129,131
4,500	Woodward Governor Co.	272,475

		1,633,902

Industrial Conglomerates
1,000	Lydall, Inc.(a)	9,410
1,600	Tredegar Corp.	26,800

		36,210

Machinery 3.5%
5,500	Albany International Corp. (Class A)	165,110
10,500	Baldor Electric Co.	246,015
2,800	Barnes Group, Inc.	72,800
1,100	CLARCOR, Inc.	54,230
1,100	CUNO, Inc.(a)	63,250
5,700	Dionex Corp.(a)(b)	319,200
8,700	Esterline Technologies Corp.(a)	274,920
9,700	Gardner Denver, Inc.(a)	290,806
599	Graco, Inc.	20,606
8,000	IDEX Corp.	295,200
9,400	JLG Industries, Inc.	156,792
1,300	Kaydon Corp.	38,480
12,500	Regal-Beloit Corp.	292,500
20,950	Reliance Steel & Aluminum Co.(b)	719,004
1,000	Robbins & Myers, Inc.	20,850
2,300	Stewart & Stevenson Services, Inc.	39,100
300	Thomas Industries, Inc.	10,140
11,800	Timken Co.	283,200
1,100	Valmont Industries, Inc.	23,925

		3,386,128

Transportation 3.8%
18,900	Arkansas Best Corp.	738,801
28,500	EGL, Inc.(a)(b)	911,430
6,700	ExpressJet Holdings, Inc.(a)	74,504
3,200	J.B. Hunt Transport Services, Inc.	130,752
31,050	Knight Transportation, Inc.(a)	729,364
9,700	Landstar Systems, Inc.(a)	659,018
6,600	Offshore Logistics, Inc.(a)	238,656
2,400	USF Corp.	86,016
3,700	Yellow Roadway Corp.(a)	177,563

		3,746,104

See Notes to Financial Statements.

Dryden Small-Cap Core Equity Fund, Inc.	15

Portfolio of Investments

as of October 31, 2004 Cont’d.

Shares	Description	Value (Note 1)

INFORMATION TECHNOLOGY 14.0%

Communications Equipment 1.5%
2,400	Amphenol Corp.(Class A)(a)	$82,392
11,000	Applied Signal Technology, Inc.	333,190
7,350	Belden CDT, Inc.(b)	163,391
7,600	Black Box Corp.	298,528
16,200	Digi International, Inc.(a)	221,778
8,700	Inter-Tel, Inc.	234,900
1,100	Plantronics, Inc.	47,850
1,800	Polycom, Inc.(a)(b)	37,170
1,300	Three-Five Systems, Inc.(a)	2,925

		1,422,124

Computers & Peripherals 1.5%
31,600	Agilysys, Inc.	540,044
17,600	Avid Technology, Inc.(a)(b)	932,448

		1,472,492

Electronic Equipment & Instruments 2.9%
12,800	Anixter International, Inc.(a)(b)	494,592
8,300	BEI Technologies, Inc.	248,087
21,400	Cognex Corp.	547,840
3,900	CTS Corp.	51,519
10,100	Electro Scientific Industries, Inc.(a)	171,296
7,500	Keithley Instruments, Inc.	131,175
12,800	Methode Eletronics, Inc. (Class A)	171,904
5,150	Park Electrochemical Corp.	108,202
1,900	Rogers Corp.(a)	81,548
5,000	Technitrol, Inc.(a)	81,600
9,800	Teledyne Technologies, Inc.(a)	250,586
12,000	Trimble Navigation Ltd.(a)	344,280
8,300	X-Rite, Inc.	109,394

		2,792,023

Internet Services 0.2%
10,600	EarthLink, Inc.(a)	109,498
4,400	Sabre Holdings Corp. (Class A)(b)	94,644

		204,142

IT Consulting & Services 0.9%
4,100	Bell Microproducts, Inc.(a)	35,998
100	CACI International, Inc. (Class A)(a)(b)	6,097

See Notes to Financial Statements.

16	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

33,800	CIBER, Inc.(a)	$305,552
14,700	Internet Security Systems, Inc.(a)	319,872
500	Keynote Systems, Inc.(a)	7,033
10,500	WebEx Communications, Inc.(a)(b)	231,000
1,800	Wind River Systems, Inc.(a)	24,102

		929,654

Semiconductor Equipment & Products 3.2%
4,100	ATMI, Inc.(a)	95,735
70,600	Axcelis Technologies, Inc.(a)	607,160
12,200	Brooks Automation, Inc.(a)	181,536
8,800	Coherent, Inc.(a)	212,344
3,600	Cree, Inc.(a)(b)	124,236
1,800	CyberOptics Corp.(a)	19,620
24,300	Helix Technology Corp.	341,172
1,500	Intermagnetics General Corp.(a)	38,235
22,600	Microsemi Corp.(a)(b)	351,204
19,000	Photronics, Inc.(a)(b)	333,450
90,400	Skyworks Solutions, Inc.(a)	803,656

		3,108,348

Software 3.8%
18,400	ANSYS, Inc.(a)	507,840
13,900	Cerner Corp.(a)(b)	627,585
6,000	Dendrite International, Inc.(a)	87,900
3,300	EPIQ Systems, Inc.(a)(b)	49,434
3,300	Gerber Scientific, Inc.(a)	25,806
2,100	Hyperion Solutions Corp.(a)	84,273
10,125	Kronos, Inc.(a)	496,631
1,100	MapInfo Corp.(a)	10,879
3,600	MRO Software, Inc.(a)	39,240
9,400	Progress Software Corp.(a)	186,684
18,600	RadiSys Corp.(a)	247,008
37,000	SERENA Software, Inc.(a)(b)	656,380
12,500	TALX Corp.	354,375
11,000	THQ, Inc.(a)(b)	207,900
10,400	Verity, Inc.(a)	134,368

		3,716,303
MATERIALS 6.0%

Chemicals 2.1%
4,500	A. Schulman, Inc.	89,325
6,500	Cabot Microelectronics Corp.(a)(b)	234,195

See Notes to Financial Statements.

Dryden Small-Cap Core Equity Fund, Inc.	17

Portfolio of Investments

as of October 31, 2004 Cont’d.

Shares	Description	Value (Note 1)

6,000	Georgia Gulf Corp.	$271,620
200	H.B. Fuller Co.	5,380
16,600	MacDermid, Inc.(b)	523,896
20,200	OM Group, Inc.(a)	666,398
25,500	PolyOne Corp.(a)	193,035
800	Quaker Chemical Corp.	18,064
6,500	The Mosaic Co.(a)(b)	97,760

		2,099,673

Construction Materials 0.5%
9,700	Texas Industries, Inc.	494,021

Containers & Packaging 0.1%
2,900	Chesapeake Corp.	67,309

Metals & Mining 2.8%
28,200	Century Aluminum Co.(a)	652,548
7,200	Cleveland-Cliffs, Inc.	524,880
17,700	Commercial Metals Co.(b)	639,855
700	Quanex Corp.	35,490
25,500	Steel Dynamics, Inc.(b)	846,600
900	Steel Technologies, Inc.	21,564

		2,720,937

Multi-Utilities 0.2%
3,500	Ceradyne, Inc.(a)	150,115

Paper & Forest Products 0.3%
8,200	Buckeye Technologies, Inc.(a)	86,510
5,100	Caraustar Industries, Inc.(a)	75,837
8,200	Rock-Tenn Co. (Class A)	127,510
2,200	Wausau-Mosinee Paper Corp.(a)	34,408

		324,265
TELECOMMUNICATION SERVICES 0.4%

Telecommunications 0.4%
20,100	Boston Communications Group, Inc.(a)	182,910
1,000	Catapult Communications Corp.(a)	24,560
700	Commonwealth Telephone Enterprises, Inc.(a)	31,941
4,000	Symmetricom, Inc.(a)	33,960
6,000	ViaSat, Inc.(a)	113,340

		386,711

See Notes to Financial Statements.

18	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

UTILITIES 3.3%

Electric Utilities 0.3%
1,200	Central Vermont Public Service Corp.	$26,376
8,600	Cleco Corp.	156,692
200	El Paso Electric Co.(a)	3,330
300	Puget Energy, Inc.	6,978
3,300	Unisource Energy Corp.(b)	81,147
2,300	Westar Energy, Inc.	48,185

		322,708

Gas Utilities 2.1%
20,100	Atmos Energy Corp.	518,781
11,600	Energen Corp.	623,848
200	Laclede Group, Inc.	6,030
200	New Jersey Resources Corp.	8,222
2,600	Northwest Natural Gas Co.	82,420
1,200	NUI Corp.	16,152
10,200	Southwest Gas Corp.	249,186
13,000	UGI Corp.	502,190

		2,006,829

Multi-Utilities & Unregulated Power 0.7%
14,500	Avista Corp.(b)	257,810
20,682	Southern Union Co.(a)(b)	454,384

		712,194

Water Utilities 0.2%
7,700	American States Water Co.	189,420

	Total common stocks (cost $68,166,884)	94,895,644

Principal Amount (000)
CORPORATE BONDS 0.1%
INDUSTRIALS 0.1%

Commercial Services & Supplies 0.1%
$88	Mueller Industries, Inc. 6.00%, 11/1/14 (cost $87,551)	86,138

	Total long-term investments (cost $68,254,435)	94,981,782

Dryden Small-Cap Core Equity Fund, Inc.	19

Portfolio of Investments

as of October 31, 2004 Cont’d.

Principal Amount (000)	Description	Value (Note 1)

SHORT-TERM INVESTMENTS 29.9%

U.S. GOVERNMENT SECURITIES 0.2%
$60	United States Treasury Bill, 1.63%, 12/16/04(c)(d)	$59,868
65	United States Treasury Bill, 1.65%, 12/16/04(c)(d)	64,856

	Total U.S. government securities (cost $124,745)	124,724

Shares

MUTUAL FUND 29.7%
29,001,835	Dryden Core Investment Fund-Taxable Money Market Series(e)
	(cost $29,001,835; Note 3)	29,001,835

	Total short-term investments (cost $29,126,580)	29,126,559

	Total Investments 127.2% (cost $97,381,015; Note 5)	124,108,341
	Liabilities in excess of other assets ( 27.2%)	(26,529,855)

	Net Assets 100%	$97,578,486

(a)	Non-income producing securities.
(b)	Portion of securities on loan with an aggregate market value of $25,686,256; cash collateral of $26,504,047 was received with which the portfolio purchased short-term highly liquid securities.
(c)	All or portion of security segregated as collateral for financial futures contracts.
(d)	Rate quoted represents yield-to-maturity as of purchase date.
(e)	Represents security or portion thereof, purchased with cash collateral received for securities on loan.

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The industry classification of portfolio holdings shown as a percentage of net assets as of October 31, 2004 was as follows:

Mutual Fund	29.7%
Consumer	22.1
Industrial	19.9
Financial	14.6
Technology	14.0
Healthcare	11.4
Basic Materials	6.0
Energy	5.6
Utilities	3.3
Communications	0.4
Government	0.2

127.2
Liabilities in excess of other assets	(27.2)

100.0%

Dryden Small-Cap Core Equity Fund, Inc.	21

Statement of Assets and Liabilities

as of October 31, 2004

Assets
Investments, at value, including securities on loan of $25,686,256 (cost $97,381,015)	$124,108,341
Cash	71,419
Receivable for Fund shares sold	253,392
Dividends and interest receivable	52,077
Deferred expenses	2,071

Total assets	124,487,300

Liabilities
Payable to broker for collateral for securities on loan (Note 4)	26,504,047
Accrued expenses	159,025
Payable for Fund shares reacquired	135,051
Distribution fee payable	59,435
Management fee payable	48,503
Due to broker—variation margin	1,750
Deferred directors’ fees	1,003

Total liabilities	26,908,814

Net Assets	$97,578,486

Net assets were comprised of:
Common stock, at par	$6,939
Paid-in capital in excess of par	101,665,569

101,672,508
Accumulated net realized loss on investments	(30,871,598)
Net unrealized appreciation on investments	26,777,576

Net assets October 31, 2004	$97,578,486

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share ($28,991,676 ÷ 1,993,215 shares of common stock issued and outstanding)	$14.55
Maximum sales charge (5.50% of offering price)	0.85

Maximum offering price to public	$15.40

Class B
Net asset value, offering price and redemption price per share ($54,813,302 ÷ 3,970,991 shares of common stock issued and outstanding)	$13.80

Class C
Net asset value and redemption price per share ($8,975,105 ÷ 650,183 shares of common stock issued and outstanding)	$13.80

Class Z
Net asset value, offering price and redemption price per share ($4,798,403 ÷ 324,468 shares of common stock issued and outstanding)	$14.79

See Notes to Financial Statements.

Dryden Small-Cap Core Equity Fund, Inc.	23

Statement of Operations

Year Ended October 31, 2004

Net Investment Loss
Income
Dividends (net of foreign withholding taxes of $561)	$940,532
Income from securities loaned, net	47,551
Interest	648

Total income	988,731

Expenses
Management fee	553,099
Distribution fee—Class A	62,626
Distribution fee—Class B	551,452
Distribution fee—Class C	86,562
Custodian’s fees and expenses	167,000
Transfer agent’s fees and expenses	132,000
Registration fees	52,000
Legal fees and expenses	28,000
Audit fee	18,000
Reports to shareholders	17,000
Directors’ fees	9,000
Miscellaneous	3,172

Total expenses	1,679,911

Net investment loss	(691,180)

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on:
Investment transactions	13,444,139
Financial futures transactions	(3,801)

13,440,338

Net change in unrealized appreciation on:
Investments	1,042,198
Financial futures contracts	50,250

1,092,448

Net gain on investments	14,532,786

Net Increase In Net Assets Resulting From Operations	$13,841,606

See Notes to Financial Statements.

24	Visit our website at www.jennisondryden.com

	Year Ended October 31,
	2004	2003
Increase In Net Assets
Operations
Net investment loss	$(691,180)	$(748,012)
Net realized gain on investment transactions	13,440,338	1,716,270
Net change in unrealized appreciation on investments	1,092,448	22,676,571

Net increase in net assets resulting from operations	13,841,606	23,644,829

Fund share transactions (net of share conversions) (Note 6)
Net proceeds from shares sold	13,935,398	5,557,840
Cost of shares reacquired	(19,522,799)	(15,834,222)

Net decrease in net assets from Fund share transactions	(5,587,401)	(10,276,382)

Total increase	8,254,205	13,368,447

Net Assets
Beginning of year	89,324,281	75,955,834

End of year	$97,578,486	$89,324,281

See Notes to Financial Statements.

Dryden Small-Cap Core Equity Fund, Inc.	25

Notes to Financial Statements

Dryden Small-Cap Core Equity Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund was incorporated in Maryland on February 4, 1997. Investment operations commenced on November 10, 1997.

The Fund’s investment objective is to seek long-term capital appreciation. It invests primarily in equity securities of small-cap U.S. companies.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities that are actively traded via Nasdaq are valued at the official closing price provided by Nasdaq. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”) in consultation with the subadvisor, to be over-the-counter are valued at market value using prices provided by an independent pricing agent or principal market maker. Future contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values. As of October 31, 2004, there were no securities valued in accordance with such procedures.

Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value. The amortized cost method includes valuing a security at its cost on the date of purchase and thereafter assuming a constant

26	Visit our website at www.jennisondryden.com

amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities which mature in more than 60 days are valued at current market quotations.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures transactions.

The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Securities Lending: The Fund may lend its portfolio securities to broker-dealers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividend or amounts equivalent thereto, on securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are

Dryden Small-Cap Core Equity Fund, Inc.	27

Notes to Financial Statements

Cont’d

calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities as required, is recorded on an accrual basis. The Fund amortizes premiums and discounts on purchases of debt securities as adjustments to interest income.

Net investment income or loss, (other than distribution fees which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined are in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, it is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the sub-advisor’s performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). The subadvisory agreement

28	Visit our website at www.jennisondryden.com

provides that PIM furnishes investment advisory services in connection with the management of the Fund. In connection therewith, PIM is obligated to keep certain books and records of the Fund. PI pays for the services of PIM, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of .60 of 1% of the average daily net assets of the Fund.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B and Class C shares pursuant to plans of distribution (the “Class A, B and C Plans”), regardless of expenses actually incurred. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. PIMS contractually agreed to limit such fees to .25 of 1% of the average daily net assets of the Class A shares.

PIMS has advised the Fund that it received approximately $43,800 and $3,100 in front-end sales charges resulting from sales of Class A shares and Class C shares, respectively, during the year ended October 31, 2004. From these fees, PIMS paid such sales charges to broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended October 31, 2004, it received approximately $42,800 and $4,200 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

PI, PIM and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“The Prudential”).

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a syndicated credit agreement (“SCA”) with a group of banks. For the period from October 1, 2003 through April 30, 2004, the SCA provided for a commitment of $800 million and allowed the Funds to increase the commitment to

Dryden Small-Cap Core Equity Fund, Inc.	29

Notes to Financial Statements

Cont’d

$1 billion, if necessary. Effective May 3, 2004, the SCA provided for a commitment of $500 million. Interest on any borrowings under the SCA would be incurred at market rates. The Funds pay a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued daily and paid quarterly and is allocated to the Funds pro rata, based on net assets. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the SCA was October 29, 2004. Effective October 29, 2004, the Funds entered into a revised credit agreement with two banks. The commitment under the revised credit agreement is $500 million. The Funds pay a commitment fee of .075 of 1% of the unused portion of the revised credit agreement. The expiration date of the revised credit agreement will be October 28, 2005. The Fund did not borrow any amounts pursuant to the SCA during the year ended October 31, 2004.

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. During the year ended October 31, 2004, the Fund incurred fees of approximately $110,000 for the services of PMFS. As of October 31, 2004, approximately $9,300 of such services were due to PMFS. The transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to nonaffiliates, where applicable.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. The fund incurred approximately $21,500 in total networking fees, of which the amount relating to the services of Wachovia Securities, LLC (“Wachovia”), an affiliate of PI, was approximately $17,500 for the year ended October 31, 2004. As of October 31, 2004 approximately $1,600 of such fees were due to Wachovia. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

PIM is the securities lending agent for the Fund. For the year ended October 31, 2004, PIM has been compensated by the Fund in the amount of approximately $250,400 for these services.

The Fund invests in the Taxable Money Market Series (the “Series”), a portfolio of Dryden Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is a money market mutual fund

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registered under the Investment Company Act of 1940, as amended, and managed by PI. During the year ended October 31, 2004, the Fund earned income of approximately $13,800 and $47,600, respectively, by investing its excess cash and collateral received from securities lending, respectively.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended October 31, 2004 were $54,202,654 and $61,824,776 respectively.

As of October 31, 2004, the Fund had securities on loan with an aggregate market value of $25,686,256. The Fund received $26,504,047 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund’s securities lending procedures.

During the year ended October 31, 2004, the Fund entered into financial futures contracts. Details of open contracts at October 31, 2004 are as follows:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at October 31, 2004	Unrealized Appreciation
7	Long Position: Russell 2000 Index	Dec. 04	$1,995,500	$2,045,750	$50,250

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income (loss) and accumulated net realized gains (losses) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in-capital in excess of par and undistributed net investment income (loss). For the year ended October 31, 2004, the adjustments were to decrease accumulated net investment loss and decrease paid-in-capital in excess of par by $691,180 due to a net operating loss. Net investment income, net realized gains and net assets were not affected by this change.

The United States federal income tax basis of the Funds’ investments and the net unrealized appreciation as of October 31, 2004 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$97,492,832	$28,730,255	$2,114,746	$26,615,509

Dryden Small-Cap Core Equity Fund, Inc.	31

Notes to Financial Statements

Cont’d

The difference between book basis and tax basis is primarily attributable to deferred losses on wash sales.

As of October 31, 2004, the Fund had a capital loss carryforward for tax purposes of approximately $30,709,500 of which $23,010,800 expires in 2007 and $7,698,700 expires in 2008. During the year ended October 31, 2004, the Fund utilized approximately $13,515,700 of its prior year capital loss carryforward. Accordingly, no capital gains distributions is expected to be paid to shareholders until net gains have been realized in excess of such carryforward.

Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5.5%. Prior to March 15, 2004, Class A shares were sold with a front-end sales charge of 5%. Effective on March 15, 2004, all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential Financial, Inc. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Prior to February 2, 2004 Class C shares were sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class C shares purchased on or after February 2, 2004 are not subject to an initial sales charge and the contingent deferred sales charge (CDSC) for Class C shares will be 12 months from the date of purchase. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There are 2 billion shares of common stock, $.001 par value per share, divided into four classes, designated Class A, Class B, Class C and Class Z common stock, each of which consists of 500 million authorized shares.

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Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended October 31, 2004:
Shares sold	440,892	$6,126,054
Shares reacquired	(411,872)	(5,546,758)

Net increase (decrease) in shares outstanding before conversion	29,020	579,296
Shares issued upon conversion from Class B	36,248	500,211

Net increase (decrease) in shares outstanding	65,268	$1,079,507

Year ended October 31, 2003:
Shares sold	174,002	$1,778,359
Shares reacquired	(421,688)	(4,238,478)

Net increase (decrease) in shares outstanding before conversion	(247,686)	(2,460,119)
Shares issued upon conversion from Class B	36,057	354,732

Net increase (decrease) in shares outstanding	(211,629)	$(2,105,387)

Class B
Year ended October 31, 2004:
Shares sold	199,384	$2,563,254
Shares reacquired	(762,873)	(9,880,002)

Net increase (decrease) in shares outstanding before conversion	(563,489)	(7,316,748)
Shares reacquired upon conversion into Class A	(38,079)	(500,211)

Net increase (decrease) in shares outstanding	(601,568)	$(7,816,959)

Year ended October 31, 2003:
Shares sold	197,067	$1,936,742
Shares reacquired	(909,047)	(8,766,231)

Net increase (decrease) in shares outstanding before conversion	(711,980)	(6,829,489)
Shares reacquired upon conversion into Class A	(37,551)	(354,732)

Net increase (decrease) in shares outstanding	(749,531)	$(7,184,221)

Class C
Year ended October 31, 2004:
Shares sold	92,474	$1,195,389
Shares reacquired	(165,637)	(2,113,208)

Net increase (decrease) in shares outstanding	(73,163)	$(917,819)

Year ended October 31, 2003:
Shares sold	116,002	$1,154,861
Shares reacquired	(221,734)	(2,121,940)

Net increase (decrease) in shares outstanding	(105,732)	$(967,079)

Dryden Small-Cap Core Equity Fund, Inc.	33

Notes to Financial Statements

Cont’d

Class Z	Shares	Amount
Year ended October 31, 2004:
Shares sold	290,817	$4,050,701
Shares reacquired	(142,311)	(1,982,831)

Net increase (decrease) in shares outstanding	148,506	$2,067,870

Year ended October 31, 2003:
Shares sold	68,105	$687,878
Shares reacquired	(72,261)	(707,573)

Net increase (decrease) in shares outstanding	(4,156)	$(19,695)

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Financial Highlights

OCTOBER 31, 2004	ANNUAL REPORT

Dryden Small-Cap Core Equity Fund, Inc.

Financial Highlights

Class A
Year Ended October 31, 2004(c)
Per Share Operating Performance:
Net asset value, Beginning of Period	$12.46

Income/(Loss) From Investment Operations
Net investment loss	(.03)
Net realized and unrealized gain (loss) on investment transactions	2.12

Total from investment operations	2.09

Net asset value, end of period	$14.55

Total Return(b):	16.77%
Ratios/Supplemental Data:
Net assets, end of period (000)	$28,992
Average net assets (000)	$25,050
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(d)	1.31%
Expenses, excluding distribution and service (12b-1) fees	1.06%
Net investment loss	(.22)%
For Class A, B, C and Z shares:
Portfolio turnover rate(e)	59%

(a)	Annualized.
(b)	Total investment return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(c)	Calculated based on average shares outstanding during the period.
(d)	The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average net assets of the Class A shares.
(e)	Portfolio turnover for periods less than one full year is not annualized.

See Notes to Financial Statements.

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Class A
Year Ended October 31,			April 1, 2000 Through October 31, 2000(c)		Year Ended March 31, 2000(c)
2003	2002(c)	2001(c)

$9.21	$9.36	$9.98	$9.28		$7.44

(.05)	(.06)	(.08)	(.06)		(.01)
3.30	(.09)	(.54)	.76		1.85

3.25	(.15)	(0.62)	.70		1.84

$12.46	$9.21	$9.36	$9.98		$9.28

35.29%	(1.60)%	(6.21)%	7.54%		24.73%

$24,020	$19,707	$20,662	$24,749		$26,741
$20,487	$23,299	$22,881	$25,180		$38,047

1.37%	1.32%	1.50%	1.70	%(a)	1.45%
1.12%	1.07%	1.25%	1.45	%(a)	1.20%
(.44)%	(.57)%	(.81)%	(1.07	)%(a)	(.07)%

41%	44%	75%	87%		66%

See Notes to Financial Statements.

Dryden Small-Cap Core Equity Fund, Inc.	37

Financial Highlights

Cont’d

Class B
Year Ended October 31, 2004(c)
Per Share Operating Performance:
Net asset value, Beginning of Period	$11.91

Income/(Loss) From Investment Operations
Net investment loss	(.13)
Net realized and unrealized gain (loss) investment transactions	2.02

Total from investment operations	1.89

Net asset value, end of period	$13.80

Total Return(b):	15.87%
Ratios/Supplemental Data:
Net assets, end of period (000)	$54,813
Average net assets (000)	$55,145
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	2.06%
Expenses, excluding distribution and service (12b-1) fees	1.06%
Net investment loss	(1.00)%

(a)	Annualized.
(b)	Total investment return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(c)	Calculated based on average shares outstanding during the period.

See Notes to Financial Statements.

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Class B
Year Ended October 31,			April 1, 2000 Through October 31, 2000(c)		Year Ended March 31, 2000(c)
2003	2002(c)	2001(c)

$8.87	$9.08	$9.77	$9.12		$7.37

(.12)	(.13)	(.15)	(.10)		(.07)
3.16	(.08)	(.54)	.75		1.82

3.04	(.21)	(0.69)	.65		1.75

$11.91	$8.87	$9.08	$9.77		$9.12

34.27%	(2.31)%	(7.06)%	7.13%		23.91%

$54,465	$47,215	$52,736	$63,340		$69,023
$47,708	$56,876	$59,654	$64,967		$89,474

2.12%	2.07%	2.25%	2.45	%(a)	2.20%
1.12%	1.07%	1.25%	1.45	%(a)	1.20%
(1.19)%	(1.32)%	(1.56)%	(1.82	)%(a)	(.82)%

See Notes to Financial Statements.

Dryden Small-Cap Core Equity Fund, Inc.	39

Financial Highlights

Cont’d

Class C
Year Ended October 31, 2004(c)
Per Share Operating Performance:
Net asset value, Beginning of Period	$11.91

Income/(Loss) From Investment Operations
Net investment loss	(.13)
Net realized and unrealized gain (loss) on investment transactions	2.02

Total from investment operations	1.89

Net asset value, end of period	$13.80

Total Return(b):	15.87%
Ratios/Supplemental Data:
Net assets, end of period (000)	$8,975
Average net assets (000)	$8,656
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	2.06%
Expenses, excluding distribution and service (12b-1) fees	1.06%
Net investment loss	(.99)%

(a)	Annualized.
(b)	Total investment return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(c)	Calculated based on average shares outstanding during the period.

See Notes to Financial Statements.

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Class C
Year Ended October 31,			April 1, 2000 Through October 31, 2000(c)		Year Ended March 31, 2000(c)
2003	2002(c)	2001(c)

$8.87	$9.08	$9.77	$9.12		$7.37

(.12)	(.13)	(.15)	(.10)		(.07)
3.16	(.08)	(.54)	.75		1.82

3.04	(.21)	(0.69)	.65		1.75

$11.91	$8.87	$9.08	$9.77		$9.12

34.27%	(2.31)%	(7.06)%	7.13%		23.91%

$8,616	$7,355	$6,819	$7,800		$8,056
$7,397	$8,066	$7,514	$7,694		$11,845

2.12%	2.07%	2.25%	2.45	%(a)	2.20%
1.12%	1.07%	1.25%	1.45	%(a)	1.20%
(1.19)%	(1.32)%	(1.56)%	(1.82	)%(a)	(.82)%

See Notes to Financial Statements.

Dryden Small-Cap Core Equity Fund, Inc.	41

Financial Highlights

Cont’d

Class Z
Year Ended October 31, 2004(c)
Per Share Operating Performance:
Net asset value, Beginning of Period	$12.64

Income/(Loss) From Investment Operations
Net investment income (loss)	.01
Net realized and unrealized gain (loss) on investment transactions	2.14

Total from investment operations	2.15

Net asset value, end of period	$14.79

Total Return(b):	17.01%
Ratios/Supplemental Data:
Net assets, end of period (000)	$4,798
Average net assets (000)	$3,332
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.06%
Expenses, excluding distribution and service (12b-1) fees	1.06%
Net investment income (loss)	.08%

(a)	Annualized.
(b)	Total investment return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(c)	Calculated based on average shares outstanding during the period.

See Notes to Financial Statements.

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Class Z
Year Ended October 31,			April 1, 2000 Through October 31, 2000(c)		Year Ended March 31, 2000(c)
2003	2002(c)	2001(c)

$9.32	$9.44	$10.05	$9.33		$7.46

(.02)	(.03)	(.06)	(.05)		(.02)
3.34	(.09)	(.55)	.77		1.89

3.32	(.12)	(0.61)	.72		1.87

$12.64	$9.32	$9.44	$10.05		$9.33

35.62%	(1.27)%	(6.07)%	7.72%		25.07%

$2,223	$1,679	$1,667	$1,148		$872
$1,827	$2,078	$1,686	$855		$1,847

1.12%	1.07%	1.25%	1.45	%(a)	1.20%
1.12%	1.07%	1.25%	1.45	%(a)	1.20%
(.19)%	(.32)%	(.56)%	(.83	)%(a)	.22%

See Notes to Financial Statements.

Dryden Small-Cap Core Equity Fund, Inc.	43

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

Dryden Small-Cap Core Equity Fund, Inc.

We have audited the accompanying statement of assets and liabilities of the Dryden Small-Cap Core Equity Fund, Inc. hereafter referred to as the “Fund”, including the portfolio of investments, as of October 31, 2004, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended October 31, 2003 and the financial highlights for the periods presented prior to October 31, 2004, were audited by other auditors, whose report dated, December 22, 2003, expressed an unqualified opinion thereon.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2004, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 22, 2004

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Management of the Fund

(Unaudited)

Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the 1940 Act), are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Fund are referred to as “Interested Directors.” “Fund Complex”† consists of the Fund and any other investment companies managed by PI.

Independent Directors(2)

David E.A. Carson (70), Director since 2003(3) Oversees 97 portfolios in Fund complex

Principal occupations (last 5 years): Director (January 2000 to May 2000), Chairman (January 1999 to December 1999), Chairman and Chief Executive Officer (January 1998 to December 1998) and President, Chairman and Chief Executive Officer (1983-1997) of People’s Bank.

Other Directorships held:(4) Director of United Illuminating and UIL Holdings (utility company), since 1993.

Robert E. La Blanc (70), Director since 2003(3) Oversees 100 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications); formerly General Partner at Salomon Brothers and Vice-Chairman of Continental Telecom; Trustee of Manhattan College.

Other Directorships held:(4) Director of Chartered Semiconductor Manufacturing, Ltd. (since 1998); Titan Corporation (electronics) (since 1995), Computer Associates International, Inc. (software company) (since 2002); FiberNet Telecom Group, Inc. (telecom company) (since 2003); Director (since April 1999) of the High Yield Plus Fund, Inc.

Douglas H. McCorkindale (65), Director since 1996(3) Oversees 93 portfolios in Fund complex

Principal occupations (last 5 years): Chairman (since February 2001), Chief Executive Officer (since June 2000) and President (since September 1997) of Gannett Co. Inc. (publishing and media); formerly Vice Chairman (March 1984-May 2000) of Gannett Co., Inc.

Other Directorships held:(4) Director of Gannett Co. Inc., Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001); Director of The High Yield Plus Fund, Inc. (since 1996).

Richard A. Redeker (61), Director since 1995(3) Oversees 94 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; Director of Invesmart, Inc. (since 2001) and Director of Penn Tank Lines, Inc. (since 1999).

Other Directorships held:(4) None.

Robin B. Smith (65), Director since 1996(3) Oversees 99 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held:(4) Director of BellSouth Corporation (since 1992).

Dryden Small-Cap Core Equity Fund, Inc.	45

Stephen D. Stoneburn (61), Director since 2003(3) Oversees 97 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (a publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media and Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Other Directorships held:(4) None

Clay T. Whitehead (66), Director since 1996(3) Oversees 98 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of National Exchange Inc. (new business development firm).

Other Directorships held:(4) Director (since 2000) of the High Yield Plus Fund, Inc.

Interested Directors(1)

Judy A. Rice (56), President since 2003 and Director since 2000(3) Oversees 101 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-in-Charge (since 2003) of PI; Director, Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer (since May 2003) of American Skandia Advisory Services, Inc. and American Skandia Investment Services, Inc.; Director, Officer-in-Charge, President, Chief Executive Officer (since May 2003) of American Skandia Fund Services, Inc.; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-in-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly various positions to Senior Vice President (1992-1999) of Prudential Securities; and various positions to Managing Director (1975-1992) of Salomon Smith Barney; Member of Board of Governors of the Money Management Institute.

Other Directorships held:(4) None

Robert F. Gunia (58), Vice President and Director since 1996(3) Oversees 175 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since June 1999) of PI; Executive Vice President and Treasurer (since January 1996) of PI; President (since April 1999) of Prudential Investment Management Services LLC (PIMS); Corporate Vice President (since September 1997) of The Prudential Insurance Company of America (Prudential); Director, Executive Vice President and Chief Administrative Officer (since May 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Fund Services, Inc.; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; formerly Senior Vice President (March 1987-May 1999) of Prudential Securities.

Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Information pertaining to the Officers of the Fund who are not also Directors is set forth below.

Officers(2)

William V. Healey (51), Chief Legal Officer and Secretary since 2004(3)

Principal occupations (last 5 years): Vice President and Associate General Counsel (since 1998) of Prudential; Executive Vice President and Chief Legal Officer (since February 1999) of Prudential Investments LLC; Senior Vice President, Chief Legal Officer and Secretary (since December 1998) of Prudential Investment Management Services LLC; Executive Vice President and Chief Legal Officer (since February 1999) of Prudential Mutual Fund Services LLC; Vice President and Secretary (since October 1998) of Prudential Investment Management, Inc.,

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Executive Vice President and Chief Legal Officer (since May 2003) of American Skandia Investment Services, Inc., American Skandia Fund Services, Inc. and American Skandia Advisory Services, Inc.; Director (June 1999-June 2002 and June 2003-present) of ICI Mutual Insurance Company; prior to August 1998, Associate General Counsel of the Dreyfus Corporation (Dreyfus), a subsidiary of Mellon Bank, N.A. (Mellon Bank), and an officer and/or director of various affiliates of Mellon Bank and Dreyfus.

Deborah A. Docs (46), Assistant Secretary since 2004(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President and Assistant Secretary (since December 1996) of PI; Vice President and Assistant Secretary (since May 2003) of American Skandia Investment Services, Inc.

Maryanne Ryan (40), Anti-Money Laundering Compliance Officer since 2002(3)

Principal occupations (last 5 years): Vice President, Prudential (since November 1998); First Vice President, Prudential Securities (March 1997-May 1998); Anti-Money Laundering Compliance Officer (since 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Marketing, Inc.

Lee D. Augsburger (45), Chief Compliance Officer since 2004(3)

Principal occupations (last 5 years): Vice President and Chief Compliance Officer (since May 2003) of PI; Vice President and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; formerly Vice President and Chief Legal Officer—Annuities (August 1999-October 2000) of Prudential Insurance Company of America; Vice President and Corporate Counsel (November 1997-August 1999) of Prudential Insurance Company of America.

Grace C. Torres (45), Treasurer and Principal Financial and Accounting Officer since 1998(3)

Principal occupations (last 5 years): Senior Vice President (since January 2000) of PI; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Advisory Services, Inc.; formerly First Vice President (December 1996-January 2000) of PI and First Vice President (March 1993-1999) of Prudential Securities.

†	The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include JennisonDryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10, 11, The Target Portfolio Trust, The Prudential Series Fund, Inc., American Skandia Trust, and Prudential’s Gibraltar Fund.

(1)	“Interested” Director, as defined in the 1940 Act, by reason of employment with the Manager (Prudential Investments LLC or PI), the Subadviser (Quantitative Management Associates LLC or QMA) or the Distributor (Prudential Investment Management Services LLC or PIMS).

(2)	Unless otherwise noted, the address of the Directors and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

(3)	There is no set term of office for Directors and Officers. The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows the individuals length of service as Director and/or Officer.

(4)	This includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

Additional information about the Fund’s Directors is included in the Fund’s Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)

Dryden Small-Cap Core Equity Fund, Inc.	47

Additional Information

(Unaudited)

Commencing after October 31, 2004, the Fund will file a complete portfolio of holdings on the Fund’s first and third quarter-end on Form N-Q with the Securities and Exchange Commission (the “Commission”). Form N-Q will be available on the Commission’s website at http://www.sec.gov or by visiting the Commission’s Public Reference Room. For information on the Commission’s Public Reference Room visit the Commission’s website.

48	Visit our website at www.jennisondryden.com

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 10/31/04
	One Year	Five Years	Since Inception
Class A	10.35%	10.76%	4.92%
Class B	10.87	11.03	4.96
Class C	14.87	11.16	4.96
Class Z	17.01	12.27	6.02

Average Annual Total Returns (Without Sales Charges) as of 10/31/04
	One Year	Five Years	Since Inception
Class A	16.77%	12.02%	5.77%
Class B	15.87	11.16	4.96
Class C	15.87	11.16	4.96
Class Z	17.01	12.27	6.02

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. An investor may obtain performance data current to the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50%.

Source: Prudential Investments LLC and Lipper Inc. Inception date: 11/10/97.

Visit our website at www.jennisondryden.com

The graph compares a $10,000 investment in the Dryden Small-Cap Core Equity Fund, Inc. (Class A shares) with a similar investment in the S&P SmallCap 600 Index by portraying the initial account values at the commencement of operations of Class A shares (November 10, 1997) and the account values at the end of the current fiscal year (October 31, 2004) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through October 31, 2004, the returns shown in the graph and for Class A shares in the tables would have been lower.

The S&P SmallCap 600 Index is an unmanaged, capital-weighted index of 600 smaller-company U.S. common stocks that cover all industry sectors. It gives a broad look at how small-cap stock prices in the United States have performed. The S&P SmallCap 600 Index’s total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. These returns would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the S&P SmallCap 600 Index may differ substantially from the securities in the Fund. The S&P SmallCap 600 Index is not the only index that may be used to characterize performance of small-capitalization stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Through March 14, 2004, the Fund charged a maximum front-end sales charge of 5.00% for Class A shares and a 12b-1 fee of up to 0.30% annually. Effective March 15, 2004, Class A shares are subject to a maximum front-end sales charge of 5.50%, a 12b-1 fee of up to 0.30% annually. Investors who purchase Class A shares in an amount of $1 million or more do not pay a front-end sales charge, but are subject to a contingent deferred sales charge (CDSC) of 1% for shares sold within 12 months of purchase. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Until February 2, 2004, Class C shares were subject to a front-end sales charge of 1%, a CDSC of 1% for shares redeemed within 18 months of purchase, and a 12b-1 fee of 1% annually. Class C shares purchased on or after February 2, 2004, are not subject to a front-end sales charge, but are subject to a CDSC of 1% for Class C shares sold within 12 months from the date of purchase, and an annual 12b-1 fee of 1%. Class Z shares are not subject to a sales charge or 12b-1 fees. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period.

Dryden Small-Cap Core Equity Fund, Inc.

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment adviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s (the Commission) website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2004, is available on the Fund’s website at http://www.prudential.com and on the Commission’s website at http://www.sec.gov.

DIRECTORS
David E.A. Carson • Robert F. Gunia • Robert E. La Blanc • Douglas H. McCorkindale • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen D. Stoneburn • Clay T. Whitehead

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • William V. Healey, Chief Legal Officer • Maryanne Ryan, Anti-Money Laundering Compliance Officer • Lee D. Augsburger, Chief Compliance Officer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT ADVISER	Prudential Investment Management, Inc.	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	State Street Bank and Trust Company	One Heritage Drive North Quincy, MA 02171

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 8098 Philadelphia, PA 19176

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	757 Third Avenue New York, NY 10017

FUND COUNSEL	Sullivan & Cromwell LLP	125 Broad Street New York, NY 10004

Dryden Small-Cap Core Equity Fund, Inc.
Share Class	A	B	C	Z
NASDAQ	PQVAX	PQVBX	PQVCX	PSQZX
CUSIP	26249A103	26249A202	26249A301	26249A400

An investor should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

Prudential Fixed Income is a business unit of Prudential Investment Management, Inc. (PIM). Quantitative Management Associates LLC, Jennison Associates LLC, and PIM are registered investment advisers and Prudential Financial companies.

E-DELIVERY

To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders of the Fund can communicate directly with the Board of Directors by writing to the Chair of the Board, Dryden Small-Cap Core Equity Fund, Inc., PO Box 13964, Philadelphia, PA 19176. Shareholders can communicate directly with an individual Director by writing to that Director at Dryden Small-Cap Core Equity Fund, Inc., PO Box 13964, Philadelphia, PA 19176. Such communications to the Board or individual Directors are not screened before being delivered to the addressee.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund will provide a full list of its portfolio holdings as of the end of each fiscal quarter on its website at www.jennisondryden.com within 60 days after the end of the fiscal quarter.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Dryden Small-Cap Core Equity Fund, Inc.
Share Class	A	B	C	Z
NASDAQ	PQVAX	PQVBX	PQVCX	PSQZX
CUSIP	26249A103	26249A202	26249A301	26249A400

MF176E    IFS-A098920    Ed. 12/2004

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 973-802-2991, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. David Carson, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal year ended October 31, 2004, KPMG LLP, the Registrant’s principal accountant, billed the Registrant $16,700 for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings. KPMG did not serve as the Registrant’s principal accountant during fiscal year ended October 31, 2003, so no information for that fiscal year is provided.

(b) Audit-Related Fees

None.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process, will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b)- (4)(d) that were approved by the audit committee –

Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

Not applicable.

(g) Non-Audit Fees

Not applicable to Registrant. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the last fiscal year 2004 was $33,500. KPMG did not serve as the Registrant’s principal accountant during fiscal year 2003, so no information for that fiscal year is provided.

(h) Principal Accountants Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 –	Audit Committee of Listed Registrants – Not applicable.

Item 6 –	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 9 –	Submission of Matters to a Vote of Security Holders:

On September 1, 2004, the Board of Directors adopted the following nominations and communications policy:

Nominating and Governance Committee. The Nominating and Governance Committee of the Board of Directors is responsible for nominating directors and making recommendations to the Board concerning Board composition, committee structure and governance, director education, and governance practices. The Board has determined that each member of the Nominating and Governance Committee is not an “interested person” as defined in the 1940 Act.

The Nominating and Governance Committee Charter is available on the Fund’s website at www.jennisondryden.com.

Selection of Director Nominees. The Nominating and Governance Committee is responsible for considering nominees for directors at such times as it considers electing new members to the Board. The Nominating and Governance Committee may consider recommendations by business and personal contacts of current Board members, and by executive search firms which the Committee may engage from time to time and will also consider shareholder recommendations. The Nominating and Governance Committee has not established specific, minimum qualifications that it believes must be met by a nominee. In evaluating nominees, the Nominating and Governance Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the 1940 Act; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Nominating and Governance Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board. There are no differences in the manner in which the Nominating and Governance Committee evaluates nominees for the Board based on whether the nominee is recommended by a shareholder.

A shareholder who wishes to recommend a director nominee should submit his or her recommendation in writing to the Chair of the Board (Robin Smith) or the Chair of the Nominating and Governance Committee (Richard Redeker), in either case at Dryden Small-Cap Core Equity Fund, Inc., P.O. Box 13964, Philadelphia, PA 19176. At a minimum, the recommendation should include:

•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation, together with the number of Fund shares held by such person and the period for which the shares have been held.

The recommendation also can include any additional information which the person submitting it believes would assist the Nominating and Governance Committee in evaluating the recommendation.

Shareholders should note that a person who owns securities issued by Prudential Financial, Inc. (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the 1940 Act. In addition, certain other relationships with Prudential Financial, Inc. or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

Before the Nominating and Governance Committee decides to nominate an individual to the Board, Committee members and other Board members customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving on the board of a registered investment company.

Shareholder Communications with Directors

Shareholders of the Funds can communicate directly with the Board of Directors by writing to the Chair of the Board, Dryden Small-Cap Core Equity Fund, Inc., P.O. Box 13964, Philadelphia, PA 19176. Shareholders can communicate directly with an individual Director by writing to that director at Dryden Small-Cap Core Equity Fund, Inc., P.O. Box 13964, Philadelphia, PA 19176. Such communications to the Board or individual directors are not screened before being delivered to the addressee.

Item 10 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 11 – Exhibits

(a)	Code of Ethics – Attached hereto

(b)	Certifications pursuant to Section 302 and 906 of the Sarbanes-Oxley Act – Attached hereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Dryden Small-Cap Core Equity Fund, Inc.

By (Signature and Title)*	/s/ WILLIAM V. HEALEY
William V. Healey Chief Legal Officer

Date December 21, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ JUDY A. RICE
Judy A. Rice President and Principal Executive Officer

Date December 21, 2004

By (Signature and Title)*	/s/ GRACE C. TORRES
Grace C. Torres Treasurer and Principal Financial Officer

Date December 21, 2004

*	Print the name and title of each signing officer under his or her signature.